UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BUTTERFLY NETWORK, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy Statement

AND NOTICE OR ANNUAL MEETING

2025

Proficiency Dashboard
Performance indicators
Exam Type Badges
Extended FAST Exam - eFAST
Indications
Blunt Trauma
Penetrating Trauma
Abdominal Pain
Chest Pain
Hypotension
Tachycardia
Dyspnea
Pregnancy
Views

April 30, 2025
Dear Fellow Stockholder:
On behalf of our board of directors and our senior management team, we are pleased to invite you to attend the 2025 annual meeting of stockholders of Butterfly Network, Inc. to be held at 11:00 a.m., Eastern Time, on Thursday, June 12, 2025. This year’s annual meeting will be conducted solely via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/BFLY2025. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about Butterfly Network, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, seven persons will be elected to our board of directors. In addition, we will ask stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025, and to approve, by a non-binding advisory vote the compensation of our named executive officers, as disclosed in the proxy statement. Our board of directors recommends the approval of each of the three proposals. Such other business will be transacted as may properly come before the annual meeting.
As permitted by the Securities and Exchange Commission’s notice and access rules, we have elected to deliver our proxy materials to the majority of our stockholders over the internet. This electronic process gives you fast, convenient access to the materials and reduces the impact on the environment and our printing and mailing costs. On or about April 30, 2025, we will begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2025 annual meeting of stockholders and our 2024 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting, and how to receive a paper copy of the proxy materials by mail.
We sincerely hope you will join us at our virtual annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement or the Notice. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your ongoing support of Butterfly Network, Inc.
Sincerely,

Joseph M. DeVivo
Chief Executive Officer, President, and Chairman of the Board

2025 Proxy Statement	2

1600 District Avenue
Burlington, Massachusetts 01803
April 30, 2025
Notice of 2025 Annual Meeting of Stockholders

TIME:	11:00 a.m. Eastern Time
DATE:	Thursday, June 12, 2025
ACCESS:
This year’s annual meeting will be held virtually via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BFLY2025 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive.

PURPOSES:
1.	To elect seven directors to serve one-year terms expiring in 2026;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.	To approve by a non-binding advisory vote the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement; and
4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the stockholder of record of Butterfly Network, Inc. Class A common stock or Class B common stock at the close of business on April 21, 2025. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1600 District Avenue, Burlington, Massachusetts 01803. If you wish to view this list, please contact our Corporate Secretary at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803, (781) 557-4800 or by email at legal@butterflynetinc.com. Such list will also be available for examination by the stockholders during the annual meeting at www.virtualshareholdermeeting.com/BFLY2025.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.

BY ORDER OF OUR BOARD OF DIRECTORS

Heather C. Getz
Chief Financial and Operations Officer and Corporate Secretary

2025 Proxy Statement	3

Forward-Looking Statements
This proxy statement, including the Letter to Stockholders of Butterfly Network, Inc. (the “Company”) contained in this proxy statement, includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations, assumptions, estimates, and projections with respect to the Company and its financial results, future performance, development of products and services, and the size and potential growth of current or future markets for its products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the Company’s ability to grow and manage growth profitably; the success, cost and timing of the Company’s product and service development activities; the potential attributes and benefits of the Company’s products and services; the degree to which the Company’s products and services are accepted by healthcare practitioners and patients for their approved uses; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution agreements; manufacturing and supply of the Company’s products; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; changes in applicable laws or regulations; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using its products and services; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties indicated from time to time in the Company’s most recent Annual Report on Form 10-K or in subsequent filings that it makes with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions you not to place undue reliance upon any forward-looking statements, which speak only as of the date hereof. The Company does not undertake or accept any obligation or undertake to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

2025 Proxy Statement	4

2025 Proxy Statement	5

Butterfly Network, Inc.
1600 District Avenue
Burlington, Massachusetts 01803

PROXY STATEMENT FOR THE BUTTERFLY NETWORK, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 12, 2025
This proxy statement, along with the accompanying Notice of 2025 Annual Meeting of Stockholders, contains information about the 2025 annual meeting of stockholders of Butterfly Network, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m., Eastern Time, on Thursday, June 12, 2025. Because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting, this year’s annual meeting will be conducted solely via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/BFLY2025. You will not be able to attend the annual meeting in person.
In this proxy statement, we refer to Butterfly Network, Inc. and its wholly-owned subsidiaries as “Butterfly,” the “Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about April 30, 2025, we will begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2025 annual meeting of stockholders and our 2024 annual report to stockholders.
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS
This proxy statement, the Notice of 2025 Annual Meeting of Stockholders, our form of proxy card and our 2024 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://ir.butterflynetwork.com/financials/sec-filings/default.aspx. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Butterfly Network, Inc., Attn: Investor Relations, 1600 District Avenue, Burlington, Massachusetts 01803. Exhibits will be provided upon written request and payment of an appropriate processing fee.

2025 Proxy Statement	6

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING
AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2025 annual meeting of stockholders to be held virtually, on Thursday, June 12, at 11:00 a.m., Eastern Time, and any adjournments or postponements of the meeting (the “annual meeting”). This proxy statement, along with the accompanying Notice of 2025 Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 because you owned shares of our Class A common stock or Class B common stock (together, the “common stock”) on the record date, April 21, 2025. We will commence distribution of the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) and, if applicable, proxy materials to stockholders on or about April 30, 2025.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
We are holding a virtual annual meeting to enable us to communicate with our stockholders while supporting the health and well-being of our stockholders and employees. We believe that hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I Access the Virtual Annual Meeting?
The live audio webcast of the annual meeting will begin promptly at 11:00 a.m. Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log in at www.virtualshareholdermeeting.com/BFLY2025 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the annual meeting.
Will I Be Able to Ask Questions and Have These Questions Answered During the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/BFLY2025, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available at www.virtualshareholdermeeting.com/BFLY2025.

2025 Proxy Statement	7

What Happens if There Are Technical Difficulties During the Annual Meeting?
Beginning 15 minutes prior to, and during, the annual meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. There will be technical support telephone numbers referenced on the log in page of the virtual annual platform should you require technical assistance and/or experience connectivity issues on the day of the meeting.
Who May Vote?
Only stockholders of record at the close of business on April 21, 2025 will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 247,288,930 shares of our common stock outstanding and entitled to vote, consisting of 220,861,993 shares of Class A common stock and 26,426,937 shares of Class B common stock. Our Class A common stock and Class B common stock are our only classes of voting stock.
If on April 21, 2025 your shares of common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If on April 21, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Class A common stock that you own entitles you to one vote and each share of our Class B common stock that you own entitles you to 20 votes.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the internet or telephone. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN for each nominee for director and whether your shares should be voted FOR, AGAINST, or ABSTAIN with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•	By internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the internet or by telephone.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time on June 11, 2025
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers.
How Does Our Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
•	“FOR” the election of the nominees for director;
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
•	“FOR” the approval on a non-binding advisory basis of compensation of our NEOs, as disclosed in this proxy statement.

2025 Proxy Statement	8

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by internet or by telephone as instructed above;
•
by delivering written notice before the annual meeting to Butterfly Network, Inc.’s Corporate Secretary at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803, that you have revoked your proxy; or

•
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the discretion to vote uninstructed shares held in street name on “routine” matters. Under stock market rules, a broker lacks discretion to vote shares held in street name on “non-routine” matters in the absence of instructions from the beneficial owner of the stock (called a “broker non-vote”). A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority. Proposal 2 (the ratification of the appointment of our independent registered public accounting firm) is a routine matter, but Proposals 1 (the election of the nominees for director) and 3 (the approval on a non-binding advisory basis of compensation of our NEOs) are non-routine matters. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire.
What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors
The nominees for director will be elected by the affirmative vote of a majority of the votes cast for the election of a nominee. For each nominee, you may vote either FOR or AGAINST such nominee, or you may ABSTAIN from voting for one or more nominees. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our audit committee of our board of directors will reconsider its selection.

2025 Proxy Statement	9

Proposal 3: Approve a Non-Binding Advisory Vote on the Compensation of our Named Executive Officers, as Disclosed in this Proxy Statement
The affirmative vote of a majority of the votes cast for this proposal is required to approve, on a non-binding advisory basis, the compensation of our NEOs, as disclosed in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to one vote per share. The Founder, former Interim Chief Executive Officer, and current member of our board of directors, Jonathan M. Rothberg, Ph.D., beneficially owns 100% of our Class B common stock and controls a majority of the voting power of all of our outstanding shares of capital stock. As a result, Dr. Rothberg has the power to elect each of the nominees named in this proxy statement, ratify the appointment of our independent registered public accounting firm, and approve on a non-binding advisory basis the compensation of our NEOs.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of our common stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present at an annual meeting.
Attending the Annual Meeting
Our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/BFLY2025 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Butterfly Network, Inc. stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or, if applicable, our proxy materials to you if you write or call our Corporate Secretary at: Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803 or (781) 557-4800. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

2025 Proxy Statement	10

Description of the Business Combination Completed in February 2021
On February 12, 2021, Longview Acquisition Corp., a Delaware corporation (“Longview” and after the Business Combination described herein, the “Company”), consummated a business combination (the “Business Combination”) pursuant to the terms of the business combination agreement dated as of November 19, 2020 by and among Longview, Clay Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Butterfly Network, Inc., a Delaware corporation (“Legacy Butterfly”). In connection with the Business Combination, Longview changed its name to “Butterfly Network, Inc.” (“Butterfly”) and Legacy Butterfly changed its name to “BFLY Operations, Inc.” Immediately upon the consummation of the Business Combination, Merger Sub merged with and into Legacy Butterfly, with Legacy Butterfly surviving the Business Combination as a wholly-owned subsidiary of Longview. Following the Closing, the Company’s Class A common stock and warrants to purchase Class A common stock are listed on the New York Stock Exchange under the symbol “BFLY” and “BFLY WS,” respectively. As a result of the Business Combination, the business of Legacy Butterfly became our business.
Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” and “our” refer to Butterfly Network, Inc. and its wholly-owned subsidiaries, including Legacy Butterfly.

2025 Proxy Statement	11

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of April 1, 2025 by:
•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;
•	each of the Company’s NEOs and directors; and
•	all current executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units (“RSUs”) that vest within 60 days. Company stock issuable upon exercise of options and warrants currently exercisable within 60 days and RSUs that vest within 60 days of April 1, 2025 are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of Company common stock is based on 220,818,648 shares of the Company’s Class A common stock and 26,426,937 shares of the Company’s Class B common stock issued and outstanding as of April 1, 2025. Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of shares of Class A Common Stock	%	Number of shares of Class B Common Stock	%	% of Total Voting Power**
Directors and Executive Officers:
Dawn Carfora(2)	160,831	*	—	—	*
Steven Cashman(3)	502,587	*	—	—	*
Joseph DeVivo(4)	3,548,510	1.6	—	—	*
Elazer Edelman, M.D., Ph.D.(5)	150,763	*	—	—	*
Heather C. Getz(6)	1,352,425	*	—	—	*
S. Louise Phanstiel(7)	148,822	*	—	—	*
Larry Robbins(8)	19,396,586	8.8	—	—	2.6
Jonathan M. Rothberg, Ph.D.(9)	9,592,810	4.3	26,426,937	100.0	71.8
Erica Schwartz, M.D., J.D., M.P.H.(10)	137,924	*	—	—	*

All Current Directors and Executive Officers of the Company as a Group (10 Individuals)(11)	35,819,347	16.2	26,426,937	100.0	75.3
Five Percent Holders:
Entities Affiliated with Glenview Capital Management(8)	19,396,586	8.8	—	—	2.6
Jonathan M. Rothberg, Ph.D.(9)	9,592,810	4.3	26,426.937	100.0	71.8

*	Indicates beneficial ownership of less than 1%.
**
Percentage of total voting power represents voting power with respect to all outstanding shares of our Class A common stock and our Class B common stock as a single class. Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to one vote per share.

(1)	Unless otherwise indicated, the business address of each of these individuals is c/o Butterfly Network, Inc., 1600 District Avenue, Burlington, MA 01803.
(2)	Consists of (i) 139,186 shares of Class A common stock and (ii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2025.
(3)	Consists of 502,587 shares of Class A common stock.
(4)	Consists of (i) 2,748,510 shares of Class A common stock and (ii) 800,000 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 1, 2025.
(5)	Consists of (i) 129,118 shares of Class A common stock and (ii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2025.

2025 Proxy Statement	12

(6)
Consists of (i) 959,117 shares of Class A common stock, (ii) 157,122 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of April 1, 2025, and (iii) 236,186 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2025.

(7)	Consists of (i) 127,177 shares of Class A common stock and (ii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2025.
(8)
Consists of (i) 127,177 shares of Class A common stock held by Mr. Robbins; (ii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2025 held by Mr. Robbins; (iii) 4,546,687 shares of Class A common stock held by Longview Investors LLC; (iv) 3,032,600 shares underlying private placement warrants that are exercisable within 60 days of April 1, 2025 held by Longview Investors LLC; (v) 9,955,144 shares of Class A common stock held by Glenview Capital Partners, L.P., Glenview Institutional Partners, L.P., Glenview Capital Master Fund, LTD., Glenview Capital Opportunity Fund, L.P., Glenview Healthcare Master Fund, L.P. and Glenview Offshore Opportunity Master Fund, LTD. (the “Glenview Investment Funds”); and (vi) 1,713,333 shares underlying private placement warrants that are exercisable within 60 days of April 1, 2025 held by the Glenview Investment Funds. Mr. Robbins is the managing member of Longview Investors LLC; the founder, portfolio manager, and chief executive officer of Glenview Capital Management, LLC; and a member of our board of directors. Glenview Capital Management, LLC serves as investment manager to each of the Glenview Investment Funds. Mr. Robbins shares voting and dispositive power over the shares held by Longview Investors LLC, Glenview Capital Management, LLC, and the Glenview Investment Funds and may be deemed to beneficially own such shares. The address of the principal business office for Mr. Robbins, Longview Investors LLC, and the Glenview Investment Funds is 767 Fifth Avenue, 44th Floor, New York, NY 10153.

(9)
Consists of (i) 2,641,924 shares of Class A common stock held by Dr. Rothberg; (ii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2025 held by Dr. Rothberg; (iii) 726,696 shares of Class A common stock held by Dr. Rothberg’s spouse; (iv) 6,202,545 shares of Class A common stock held by entities owned by trusts created for the benefit of Dr. Rothberg’s children; and (v) 26,426,937 shares of Class B common stock held by 4C Holdings I, LLC, 4C Holdings II, LLC, 4C Holdings III, LLC, 4C Holdings IV, LLC and 4C Holdings V, LLC (the “4C Holdings LLCs”). Dr. Rothberg is the sole manager of the 4C Holdings LLCs and therefore has sole voting and investment control over the shares. Dr. Rothberg is the Company’s founder and a member of our board of directors.

(10)	Consists of 137,924 shares of Class A common stock.
(11)
See footnotes 2 through 10; also includes shares beneficially owned by Andrei Stoica, the Company's Chief Technology Officer, which consists of (i) 716,466 shares of Class A common stock and (ii) 111,623 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 1, 2025.

2025 Proxy Statement	13

MANAGEMENT AND CORPORATE GOVERNANCE
The following table sets forth certain information concerning our executive officers and directors as of April 1, 2025:

Names	Ages	Positions
Executive Officers:
Joseph DeVivo	58	President, Chief Executive Officer and Chairperson of the Board of Directors
Heather C. Getz	50	Chief Financial & Operations Officer and Corporate Secretary
Andrei G. Stoica	52	Chief Technology Officer
Steven Cashman	48	Chief Business Officer
Non-Employee Directors:
Dawn Carfora	53	Director
Elazer Edelman, M.D., Ph.D.	68	Director
S. Louise Phanstiel	66	Director
Larry Robbins	55	Director
Erica Schwartz, M.D., J.D., M.P.H.	53	Director
Jonathan M. Rothberg, Ph.D.	61	Founder and Director

Executive Officers
Joseph DeVivo has served as our Chief Executive Officer and Chairperson of our board of directors since April 2023. Mr. DeVivo previously served as the President of Hospital and Health Systems for Teladoc Health, Inc. (“Teladoc”) (NYSE: TDOC) from July 2020 to April 2022. Mr. DeVivo was the Chief Executive Officer and Director of InTouch Health from 2016 until June 2020, when it was acquired by Teladoc. Prior to that, Mr. DeVivo served as the President, Chief Executive Officer and Director of Angiodynamics Inc. from 2011 to 2016. He is also currently a member of the Board of Directors of Quantum Surgical and is the Treasurer on the board of directors at the American Telemedicine Association and previously served as the Executive Chairman of the board of directors of Caption Health prior to Caption Health’s acquisition by GE Healthcare. Mr. DeVivo received his Bachelor of Science degree in Business Administration and Marketing and Management from the University of Richmond. Mr. DeVivo’s qualifications to serve on our board of directors include his significant executive and board leadership experience.
Heather C. Getz has over 25 years of financial and operating experience in publicly traded healthcare and medical device companies. She has served as our Chief Financial Officer since May 2022 and our Chief Financial & Operations Officer and Corporate Secretary since July 2023. Ms. Getz leads our finance, accounting, legal, human resources and business operations. Effective March 2024, Ms. Getz joined the Myomo, Inc. (NYSE AMERICAN: MYO) Board of Directors and serves as the Audit Committee Chair. She is also a member of the Board of Directors of Vital Connect, Inc., a privately held medical technology company. Previously, Ms. Getz served as Chief Financial Officer and President of North America at Healthy.io Ltd., a privately-held medical technology company, from November 2021 to April 2022. Before joining Healthy.io Ltd., from May 2009 to November 2021, Ms. Getz held executive leadership positions at BioTelemetry, Inc., a publicly-traded medical technology company, including serving as Chief Financial and Administrative Officer from January 2019 to July 2021, Chief Financial Officer from January 2010 to January 2019, and Vice President Finance from May 2009 to January 2010. While at BioTelemetry, Ms. Getz led the finance, accounting, revenue cycle management and various administrative and operating functions of the company. She was instrumental in turning around and growing the business from a market capitalization of $50 million to $2.8 billion upon its sale to Koninklijke Philips N.V. (NYSE: PHG) in 2021. Prior to BioTelemetry, from 1997 to 2009, Ms. Getz has also held various leadership positions at Alita Pharmaceuticals, VIASYS Healthcare Inc., and Sunoco, Inc. Ms. Getz received her undergraduate degree in Accountancy and a Master of Business Administration degree from Villanova University and is a certified public accountant.
Andrei Stoica, Ph.D. has served as our Chief Technology Officer since July 2021. Dr. Stoica joined us from BioTelemetry, Inc. where he served as the Chief Technology Officer from April 2020 to July 2021. In this role, Dr. Stoica was responsible for hardware and software product development, product management, enterprise, product information technology and product manufacturing and distribution. Prior to his role at BioTelemetry, Dr. Stoica held several leadership roles of increasing responsibility at IQVIA Holdings, Inc. (“IQVIA”) (NYSE: IQV), from October 2006 to April 2020, with the last position as Senior

2025 Proxy Statement	14

Vice President, IT Systems Development. In this role, Dr. Stoica led the development of IQVIA’s data cloud platform. Dr. Stoica received his B.S. in Computer Science from Polytechnic University of Bucharest and M.S. in Computer Science from the University of South Carolina. Dr. Stoica holds a Ph.D. in Computer Science from the University of South Carolina.
Steven Cashman brings 25 years of sales and operational expertise and is an accomplished entrepreneur with extensive experience in healthcare. He has served as our Chief Business Officer since September 2024. In this capacity, Mr. Cashman oversees global sales, marketing, product and corporate strategy. Prior to joining Butterfly, from April 2021 to August 2023, Mr. Cashman was the President & CEO of Caption Health, where he led the development and commercialization of the industry’s first AI-powered ultrasound platform, culminating in its acquisition by GE Healthcare. Before Caption Health, from January 2018 to August 2020, he served as Chief Commercial Officer at InTouch Health, where he was responsible for domestic and global growth, product development, marketing, customer service, and clinical services. In addition to his executive roles, Mr. Cashman is actively involved in the startup community as an angel investor and board member. He currently serves on the boards of Vista.ai, Sovato, and PatientGenie.
Non-Employee Directors
Jonathan M. Rothberg, Ph.D. is the founder of Legacy Butterfly and served as the Interim Chief Executive Officer from December 2022 to April 2023. Dr. Rothberg is a member of our board of directors and served as the Chairperson of our board of directors from the closing of the Business Combination in February 2021 to April 2023. Dr. Rothberg served as the Chairman of Legacy Butterfly’s board of directors from March 2014 to February 2021. He previously served as Legacy Butterfly’s Chief Executive Officer from March 2014 to April 2020, and as Legacy Butterfly’s President from March 2014 to April 2014. Dr. Rothberg is a scientist and entrepreneur who was awarded the National Medal of Technology and Innovation, the nation’s highest honor for technological achievement, by President Obama for inventing and commercializing high-speed DNA sequencing. Dr. Rothberg is the founder of the 4Catalyzer medical technology incubator and the founder of its companies: Legacy Butterfly, AI Therapeutics, Inc. (formerly LAM Therapeutics, Inc.), Quantum-Si Incorporated (Nasdaq: QSI), Hyperfine, Inc. (Nasdaq: HYPR), including its wholly-owned subsidiaries Hyperfine Operations, Inc. (formerly Hyperfine, Inc.) and Liminal Sciences, Inc., Tesseract Health, Inc., Detect, Inc. (formerly Homodeus Inc.) and 4Bionics LLC. These companies focus on using inflection points in medicine, such as deep learning, next-generation sequencing, and the silicon supply chain, to address global healthcare challenges. Dr. Rothberg serves as Interim Chief Executive Officer and Executive Chairman of the board of Quantum-Si Incorporated (Nasdaq: QSI) and Vice Chairman of Hyperfine, Inc. (Nasdaq: HYPR). Dr. Rothberg previously founded and served as Chairman, Chief Executive Officer, and Chief Technology Officer of Ion Torrent Systems, Inc. from 2007 to 2010, and founded and served as Chairman and Chief Executive Officer of RainDance Technologies, Inc. from 2004 to 2009. From 1999 to 2007, Dr. Rothberg co-founded and served as Chairman of ClarifI, Inc., and from 1999 to 2006, he founded and served as Chairman, Chief Executive Officer and Chief Technology Officer of 454 Life Sciences Corporation (“454 Life Sciences”). With 454 Life Sciences, Dr. Rothberg brought to market the first new way to sequence genomes since Sanger and Gilbert won the Nobel Prize for their method in 1980. With 454 Life Sciences’ technology, Dr. Rothberg sequenced the first individual human genome, and with Svante Paabo he initiated the first large-scale effort to sequence ancient DNA (The Neanderthal Genome Project). Prior to 454 Life Sciences, Dr. Rothberg founded and served as Chairman and Chief Executive Officer of CuraGen Corporation from 1993 to 2004. His contributions to the field of genome sequencing include the first non-bacterial cloning method (cloning by limited dilution) and the first massively parallel DNA sequencing method (parallel sequencing by synthesis on a single substrate), concepts that have formed the basis for all subsequent next generation sequencing technologies. Dr. Rothberg is an Ernst and Young Entrepreneur of the Year, is the recipient of The Wall Street Journal’s First Gold Medal for Innovation, SXSW Best in Show, Nature Methods First Method of the Year Award, the Connecticut Medal of Technology, the DGKL Biochemical Analysis Prize, and an Honorary Doctorate of Science from Mount Sinai. Dr. Rothberg is a member of the National Academy of Engineering, the Connecticut Academy of Science and Engineering, is a trustee of Carnegie Mellon University and an Adjunct Professor of Genetics at Yale University. Dr. Rothberg received his Ph.D., M.Phil., his M.S. in biology from Yale University and his B.S. in chemical engineering from Carnegie Mellon University. Dr. Rothberg’s qualifications to serve on our board of directors include his significant scientific, executive and board leadership experience in the technology industry, as well as his knowledge of our business as Legacy Butterfly’s founder and former Interim Chief Executive Officer.
Larry Robbins has served on our board of directors since February 2021 and serves as our Lead Independent Director. Mr. Robbins was Longview’s Chairman from its inception to February 2021. Since November 2024, he has served on the board of directors of CVS Health Corporation (NYSE: CVS). Mr. Robbins is the Founder, Portfolio Manager and Chief Executive Officer of Glenview Capital Management (“Glenview”). Prior to founding Glenview in 2000, Mr. Robbins spent six years as an analyst and partner at Omega Advisors (“Omega”) on their U.S. equity long/short team. He joined Omega after three years at Gleacher & Company, a merger and acquisition advisory boutique in New York. Through their Robbins Family Foundation, Mr. Robbins and his wife Sarahmay are active supporters of education reform both in New York City and on a national level. He serves as Chairman of the board of directors for Array Education and the Knowledge Is Power Program (KIPP) New York, and he is a board member for the Relay Graduate School of Education, Robin Hood Foundation and Zearn. In addition, Mr. Robbins is the Senior Chair of the Wall Street Division of the UJA-Federation. Mr. Robbins graduated with honors from the Wharton School and

2025 Proxy Statement	15

Moore School of the University of Pennsylvania in 1992, where he received his B.S. in Economics and Engineering, with majors in accounting, finance, marketing, and systems engineering. Mr. Robbins is also a certified public accountant. Mr. Robbins’ qualifications to serve on our board of directors include his extensive knowledge of financial accounting and his significant investment experience.
Dawn Carfora has served on our board of directors since the closing of the Business Combination in February 2021 and serves as the Chair of our compensation committee since 2024. Ms. Carfora previously served as Vice President, Business Planning and Operations, Global Business Group of Meta Platforms, Inc. (formerly Facebook, Inc.) (“Meta”) (Nasdaq: META) from September 2019 through December 2024. Prior to that, Ms. Carfora held a variety of senior leadership roles at Meta, including as Director, GMS Operations (Global Sales Operations) from October 2017 to September 2019 and as Director, Sales Operations, North America from March 2014 to October 2017. Ms. Carfora previously served as Chief Financial Officer of MagPlus Inc. from November 2013 to March 2014. Prior to MagPlus, from May 2007 to November 2013, she held various senior leadership positions at PDR Network, LLC (“PDR”). Before joining PDR, Ms. Carfora held various roles of increasing responsibility at MediZine Inc., Primedia Inc., Twentieth Century Fox Home Entertainment, Inc., Ernst & Young LLP and Bertelsmann SE & Co. Ms. Carfora received her B.S. in business administration, finance from Rider University. Ms. Carfora’s qualifications to serve on our board of directors include her extensive experience in management, finance, business planning and operations.
Elazer Edelman, M.D., Ph.D. has served on our board of directors since March 2021 and serves as the Chair of our technology committee. Dr. Edelman has served as the Edward J. Poitras Professor in Medical Engineering and Science at the Massachusetts Institute of Technology which he joined in 1993, Professor of Medicine at Harvard Medical School which he joined in 1989, and Senior Attending Physician in the coronary care unit at the Brigham and Women’s Hospital in Boston with which he has been associated since 1984. He and his laboratory have pioneered basic findings in vascular biology and the development and assessment of biotechnology. Dr. Edelman has directed the Massachusetts Institute of Technology’s Institute for Medical Engineering and Science and Clinical Research Center as well as the Harvard-MIT Biomedical Engineering Center, all dedicated to applying the rigors of the physical sciences to elucidate fundamental biologic processes and mechanisms of disease. He is the founder and has served on the board of director of Autus Valve Technologies, Inc. since 2019, BioDevek, Inc. since 2015, and PanTher Therapeutics, LLC since 2014. Dr. Edelman completed internal medicine training and clinical fellowship in Cardiovascular Medicine at the Brigham and Women’s Hospital and a research fellowship at the Department of Pathology at Harvard Medical School. Dr. Edelman received his M.D. from Harvard Medical School and his Ph.D. in Medical Engineering and Medical Physics, M.S. in Electrical Engineering and Computer Science, and B.S. in Bioelectrical Engineering and Applied Biology from the Massachusetts Institute of Technology. Dr. Edelman’s qualifications to serve on our board of directors include his medical and biomedical engineering background and his extensive scientific advisory experience and co-founding of a number of technology companies.
S. Louise Phanstiel has served on our board of directors since the closing of the Business Combination in February 2021 and serves as the Chair of our audit committee. Ms. Phanstiel serves as Chair of the Board of Directors of Myriad Genetics, Inc. (Nasdaq: MYGN), or Myriad, since March 2020 and has been a Director of Myriad since September 2009. Ms. Phanstiel previously held several executive positions at Elevance Health, Inc. (NYSE: ELV), formerly Anthem, Inc. and prior to that, WellPoint, Inc., from 1996 to 2007. Ms. Phanstiel was President, Specialty Products, which included behavioral health services; Senior Vice President, Chief of Staff and Corporate Planning in the Office of the Chairman; and Chief Accounting Officer, Controller and Chief Financial Officer for all WellPoint, Inc. subsidiaries. Previously, Ms. Phanstiel was a partner at the international services firm PricewaterhouseCoopers, LLP, formerly Coopers & Lybrand, LLP, where she specialized in insurance. Ms. Phanstiel’s life science experience includes having previously served on the board of directors and Chair of the Audit Committees at publicly traded companies, Inveresk Research Group, Inc. and Verastem Oncology (Nasdaq: VSTM). Ms. Phanstiel received her B.A. in Accounting from Golden Gate University, is a Certified Public Accountant, and also holds a CERT certification in cybersecurity oversight from Carnegie Mellon. Ms. Phanstiel’s qualifications to serve on our board of directors include her significant experience in the healthcare industry, her extensive knowledge of financial accounting, internal control and public company reporting, and her experience serving on the board of directors of other publicly traded companies.
Erica Schwartz, M.D., J.D., M.P.H. has served on our board of directors since September 2021 and serves as the Chair of our nominating and corporate governance committee. Dr. Schwartz has served as President of Insurance Solutions at United Healthcare since October 2021. Previously, Dr. Schwartz served as the Deputy Surgeon General for the U.S. Department of Health and Human Services from March 2019 to April 2021, where she led the country’s public health deployment in response to the COVID-19 pandemic. Prior to her role as the Deputy Surgeon General, Dr. Schwartz spent 24 years in the uniformed service, during which time she was promoted through the ranks to Rear Admiral of the U.S. Coast Guard, where she served as the Chief Medical Officer and Director of Health, Safety, and Work Life from 2015 to 2019. Previously, Dr. Schwartz served as the U.S. Coast Guard’s Chief of Health Services from 2013 to 2015 and Preventive Medicine Chief from 2005 to 2013. Dr. Schwartz has served on the board of directors of Aveanna Healthcare Holdings Inc. (Nasdaq: AVAH), a provider of a broad range of pediatric and adult healthcare services, since May 2021. Dr. Schwartz is trained and board certified in Preventive Medicine. She received a Bachelor of Science degree in Biomedical Engineering from Brown University, a Medical Doctorate from Brown University School of Medicine, a Master of Public Health degree with a dual concentration in health services

2025 Proxy Statement	16

administration and occupational and environmental medicine from the Uniformed Services University of the Health Sciences, and a Juris Doctorate from the University of Maryland School of Law. Dr. Schwartz’s qualifications to serve on our board of directors include her extensive leadership experience in healthcare and her background in medicine, biomedical engineering and law.
There are no family relationships between or among any of our directors or executive officers.
Board Skills Table
The Company’s board of directors is comprised of highly-skilled individuals with diverse qualifications, enabling the board of directors to advise the Company on a variety of matters. Below are certain qualifications, skills and experiences of our director nominees that contribute to the board of directors’ effectiveness as a whole.

(1)	Ms. Phanstiel is chair of the audit committee.
(2)	Dr. Schwartz is chair of the nominating and governance committee.
(3)	Dr. Edelman is chair of the technology committee.
(4)	Ms. Carfora is chair of the compensation committee.
Role of Board in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to the Company and its business and accomplishes this oversight through the regular reporting to the board of directors by the audit committee. The audit committee periodically reviews the Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of our business and summarizes for the board of directors areas of risk and the appropriate mitigating factors. In addition, the board of directors receives periodic detailed operating performance reviews from management.
The audit committee oversees the Company’s cybersecurity controls. The Company uses, stores and processes data for and about our customers, employees, partners and suppliers. The Company has implemented a cybersecurity risk management program that is designed to identify, assess, and mitigate risks from cybersecurity threats to this data and the Company’s systems.
Controlled Company Exemption
Jonathan M. Rothberg, Ph.D. beneficially owns a majority of the voting power of all outstanding shares of the Company’s common stock. As a result, we are a “controlled company” within the meaning of the corporate governance standards of the New York Stock Exchange (“NYSE”). Under these corporate governance standards, a company of which more than 50% of the

2025 Proxy Statement	17

voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that its board of directors have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. As a result, we may utilize one or more of these exemptions, and you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. However, we do not currently utilize any of the foregoing exemptions.
If we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these standards and, depending on the board’s independence determination with respect to its then-current directors, we may be required to add additional directors to our board in order to achieve such compliance within the applicable transition periods. Last year, our stockholders approved an amendment to our Third Amended and Restated Certificate of Incorporation whereby all of our shares of Class B common stock, which are currently held by Jonathan M. Rothberg, Ph.D., will automatically convert into shares of Class A common stock effective February 12, 2028. Therefore, we will cease to be a “controlled company” on or before February 12, 2028.
Composition of the Board of Directors
Our business and affairs are managed under the direction of our board of directors. Our board of directors is declassified, and the directors are elected annually.
Independence of the Board of Directors
NYSE rules generally require that independent directors comprise a majority of a listed company’s board of directors. As a controlled company, we are largely exempt from such requirements. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, we have determined that Larry Robbins, Dawn Carfora, Elazer Edelman, M.D., Ph.D., S. Louise Phanstiel and Erica Schwartz, M.D., J.D., M.P.H., representing five of the Company’s seven directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE.
Board Committees
The standing committees of the board of directors consist of an audit committee, a compensation committee, a nominating and corporate governance committee and a technology committee. The board of directors may from time to time establish other committees.
Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the board of directors will provide appropriate risk oversight of our activities given the controlling interests held by Jonathan M. Rothberg, Ph.D.
Meeting Attendance. During the fiscal year ended December 31, 2024, there were seven meetings of our board of directors, and the various committees of the board of directors met a total of seventeen times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board of directors on which such director served during the fiscal year ended December 31, 2024. The board of directors has adopted a policy under which each member of the board of directors makes every effort to but is not required to attend each annual meeting of our stockholders. None of our directors then serving as directors attended our 2024 annual meeting of stockholders.
Audit Committee
Our audit committee met six times during the fiscal year ended December 31, 2024. Our audit committee consists of S. Louise Phanstiel, who serves as the Chairperson, Dawn Carfora and Larry Robbins. Each member of the audit committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The board of directors has determined that Ms. Phanstiel qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement, assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function (5) the performance of our independent registered public accounting firm, and oversee the Company’s cybersecurity risk management program.

2025 Proxy Statement	18

The board of directors has adopted a written charter for the audit committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Compensation Committee
Our compensation committee met seven times during the fiscal year ended December 31, 2024. Our compensation committee is comprised of all independent directors and consists of Dawn Carfora, who serves as the Chairperson, S. Louise Phanstiel and Larry Robbins.
The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans, (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC, and (4) overseeing matters relating to human capital management, including diversity and inclusion and internal pay equity.
Each year, typically during the first calendar quarter, we evaluate each executive officer’s performance for the prior year. In connection with the annual review cycle, the Chief Executive Officer meets with our executive officers to discuss our accomplishments and the individual’s performance and contributions during the prior year. The Chief Executive Officer also evaluates company performance against corporate goals. This process leads to a recommendation by the Chief Executive Officer to the compensation committee with respect to each executive officer, other than himself, as to:
•	the achievement of corporate goals and individual performance;
•	the level of contributions made to the general management and leadership of the Company;
•	the appropriateness of salary increases;
•	the amount of bonuses to be paid, if any; and
•	whether or not stock option, RSU and/or other equity awards should be made.
These recommendations are reviewed and taken into account by the compensation committee, together with the compensation committee’s evaluation of the Chief Executive Officer’s performance and contributions. The compensation committee then makes a recommendation regarding the compensation of our executive officers, including our Chief Executive Officer and Chairperson of the board of directors to the full board of directors, which then approves the compensation of our executive officers. Mr. DeVivo, our Chief Executive Officer and Chairperson of the board of directors, is not present when the board of directors discusses and makes decisions about his compensation. The compensation committee grants RSUs and/or other equity awards to our executive officers.
The compensation committee has historically engaged a compensation consultant to evaluate executive compensation, discuss general compensation trends, provide competitive market practice data, and assist in the design and implementation of certain elements of the executive compensation program.
Pay Governance has served as our compensation committee’s independent compensation consultant since 2024. Pay Governance reports directly to the compensation committee, and the compensation committee has the sole authority to hire, fire and direct the work of Pay Governance. As part of its engagement, Pay Governance was requested by the compensation committee to update our comparative peer group and perform an analysis of executive compensation as relates to base salary, target annual cash incentives and long-term equity incentives. Pay Governance provided recommendations for public company executive compensation, based on its review of proxy statement data, survey data, current industry trends, existing employment arrangements, appropriate dilution and overhang and other factors specifically related to us, increases to the level of base salary of certain executive officers, setting target bonus opportunities for the annual performance-based cash incentive plan, and equity awards to certain executive officers. The board of directors and compensation committee considered these recommendations, along with the Company’s and the individual’s overall performance and the unique circumstances associated with any individual executive, in determining these compensation changes, which were made to ensure better alignment with market data and in consideration of internal pay equity.
Although our board of directors and compensation committee consider the advice and recommendations of Pay Governance or any other independent compensation consultant that our compensation committee may engage as to our executive or director compensation, our board of directors and compensation committee ultimately make their own decisions about these matters.
Our compensation committee also engaged FW Cook to provide suggestions on executive officer equity grants and compensation related matters to the Company for a portion of 2024 prior to the compensation committee’s engagement of Pay Governance. Neither Pay Governance nor FW Cook provided any services to us or our compensation committee other than as described above in connection with our executive and director compensation for 2024, although we may engage Pay

2025 Proxy Statement	19

Governance or another consultant to provide services for us in connection with executive and director compensation in the future. The compensation committee assessed the independence of Pay Governance and FW Cook pursuant to SEC rules and concluded that the work of Pay Governance and FW Cook for the compensation committee does not raise any conflict of interest.
The board of directors has adopted a written charter for the compensation committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee met one time during the fiscal year ended December 31, 2024. Our nominating and corporate governance committee is comprised of all independent directors and consists of Erica Schwartz, M.D., J.D., M.P.H., who serves as the Chairperson, Elazer Edelman and Larry Robbins. Jonathan Rothberg, Ph.D. previously served as a member of our nominating and corporate governance committee until April 2024, at which time Dr. Edelman joined our nominating and corporate governance committee.
The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (3) identifying board of directors members qualified to fill vacancies on any board of directors committee and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to the Company, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
Generally, our nominating and corporate governance committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating and corporate governance committee will evaluate a candidate’s qualifications in accordance with our corporate governance guidelines. Threshold criteria include: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest. Our nominating and corporate governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating and corporate governance committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our amended and restated bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal executive office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•	all information relating to such person that would be required to be disclosed in a proxy statement;
•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•	certain biographical information concerning the proposed nominee;
•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•	certain information about any other security holder of the Company who supports the proposed nominee;
•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

2025 Proxy Statement	20

•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our amended and restated bylaws.
The board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Technology Committee
Our technology committee was formed in September 2021 and met three times during the fiscal year ended December 31, 2024. Our technology committee consists of Elazer Edelman, M.D., Ph.D., who serves as the Chairperson, Jonathan M. Rothberg, Ph.D., and Erica Schwartz, M.D., J.D., M.P.H. The purpose of the technology committee is to oversee science and technology matters of the Company.
The board of directors has adopted a written charter for the technology committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of non-management directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, and evaluation of our chief executive officer management succession planning. A copy of our corporate governance guidelines is posted on our website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Compensation Committee Interlocks and Insider Participation
Our compensation committee has three members: Dawn Carfora, who serves as the chairperson, S. Louise Phanstiel and Larry Robbins. In 2024, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our board of directors or compensation committee. There are no family relationships between or among the members of our board of directors or executive officers.
Board Leadership Structure and Role on Risk Oversight
Our board of directors recognizes the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the board of directors’ oversight responsibilities continue to grow. In addition, Mr. Robbins currently serves as the lead independent director of the board. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure.
Our board of directors believes that this structure is enhanced by the independent leadership provided by our lead independent director. The lead independent director’s responsibilities include, but are not limited to, the following: (i) presides over all meetings of the board of directors at which the Chairman is not present, including executive sessions of the non-management directors; (ii) serves as a liaison between the Chairman and Chief Executive Officer, and non-management directors to increase efficiency and streamline communications and apprise non-management directors of matters discussed; (iii) in consultation with the Chairman and Chief Executive Officer, is responsible for the meeting agendas for the board of directors, and reviews the meeting schedules to assure that there is sufficient time for discussion of all agenda items; (iv) advises the Chief Executive Officer of the board of director’s informational needs following consultation with non-management directors, has the authority to approve the materials to be delivered to the directors in advance of regular meetings of the board of directors, and provides feedback regarding the quality, quantity, and timeliness of those materials; (v) has the authority to call meetings of the independent directors; (vi) communicates with the Chief Executive Officer about decisions reached, suggestions and views expressed by non-management directors in executive sessions or outside of meetings of the board of directors (except that the chairman of the compensation committee leads the discussion of the Chief Executive Officer’s

2025 Proxy Statement	21

performance and communicates the Board’s evaluation of that performance to the Chief Executive Officer); (vii) if requested by major stockholders, is available when appropriate, for consultation and direct communication in compliance with the Company’s policies and procedures; and (viii) performs such other duties as requested by independent directors.
Currently, our Chief Executive Officer is also our Chairman. Our board of directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the board of directors considered, among other matters, Mr. DeVivo’s management of our business on a day-to-day basis coupled with his direct involvement in our business operations, and believes that Mr. DeVivo is highly qualified to act as both Chairman and Chief Executive Officer due to his experience, knowledge, and personality. Among the benefits of a combined Chief Executive Officer/Chairman considered by the board of directors is that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Our board of directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks. As part of its oversight, our board of directors receives reports by each committee chair regarding the committee’s considerations and actions. In particular, the audit committee is responsible for discussing the adequacy of our risk management activities with management and our independent registered public accounting firm. The audit committee’s primary emphasis is financial risk, including our internal control over financial reporting, and it also oversees our management of exposure to certain financial risks through its periodic review of our investment policy and the allocation of our investment portfolio. In addition, the compensation committee is responsible for considering whether our compensation programs and practices are reasonably likely to have a material adverse effect on us.
At each of its meetings, the board of directors receives business updates from various members of management. These updates may identify matters that have emerged within that member of management’s scope of responsibility that involve operational, financial, legal or regulatory risks and, in these cases, the board of directors provides guidance to management. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale and other transactions in our securities by our directors, officers, employees and certain other covered persons. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards. The policy prohibits our directors, officers, employees and certain other covered persons from illegally trading in Company securities and related derivative securities while aware of material non-public information about the Company or its securities. Additionally, certain individuals are prohibited from trading securities during various times throughout the year, and certain individuals must receive preclearance from our Chief Financial Officer or her designee prior to trading. Our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Prohibition on Hedging and Pledging
Our insider trading policy also prohibits members of the board of directors, NEOs, and all other subject personnel from purchasing financial instruments designed to hedge the economic risk of owning our securities (or entering any transaction that has the same economic effect), and prohibits certain persons, including members of the board of directors and the NEOs, from pledging our securities.
Code of Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer (“PEO”), principal financial officer and principal accounting officer. The text of the code of business conduct and ethics is posted on our website at https://ir.butterflynetwork.com/governance/corporate-governance/default.aspx and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, PEO and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the NYSE.
Stockholder Communications to the Board of Directors
Generally, stockholders and other constituents who have questions or concerns should contact our Investor Relations group at investors@butterflynetwork.com. However, any stockholders and other interested parties who wish to address questions regarding our business directly with the board of directors, including the independent directors, or any individual director,

2025 Proxy Statement	22

should direct his or her questions in writing to the Chairperson of the board of directors at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

2025 Proxy Statement	23

EXECUTIVE AND DIRECTOR COMPENSATION
Our compensation committee is primarily responsible for establishing and reviewing our general compensation strategy. For additional information regarding our compensation committee, see the section above captioned “Compensation Committee.”
2024 Summary Compensation Table
The following table shows the total compensation awarded to, earned by, or paid to, during the fiscal years ended December 31, 2024 and 2023 for each of our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Joseph DeVivo, President and Chief Executive Officer	2024	875,000	—	3,242,648	1,367,000	7,641(3)	5,492,289
	2023	588,942	1,101,712(4)	9,117,333	—	630(5)	10,808,618
Heather Getz Chief Financial & Operations Officer	2024	600,000	—	1,482,352	551,000	7,810(6)	2,641,162
	2023	535,500	374,710(7)	2,390,400	—	7,510(8)	3,308,120
Steven Cashman Chief Business Officer(9)	2024	159,519	150,000(10)	2,216,667	161,000	280(5)	2,687,466

(1)
The amounts in this column reflect the aggregate grant date fair value of stock awards granted during 2024 and 2023, respectively, computed in accordance with Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation (“Topic 718”). Such grant date fair values do not take into account any estimated forfeitures. Details as to the assumptions used to calculate the fair value of the stock awards are included in Note 11 “Stock-Based Compensation” to our consolidated audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The grant date fair value of each time-based RSU award is measured based on the closing price of our Class A common stock on the grant date. For performance-based RSU awards granted on September 3, 2024 to Mr. Cashman, the vesting conditions relating to each such awards are considered market conditions and not financial performance conditions. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for Mr. Cashman that could be calculated and disclosed based on achievement of the underlying market condition. The grant date fair value of such performance-based awards with a market condition, measured utilizing a Monte Carlo simulation as of the date of grant, was $1,026,667. The amounts reported in this column do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs.

(2)	Reflects amounts that were earned under our annual bonus plan for 2024 and that were determined and paid in 2025.
(3)	Amounts reported in this column represent $910 of cell phone reimbursements and $6,731 of 401(k) plan employer match contributions
(4)	Reflects (i) a $601,712 cash bonus earned in 2023 and paid in 2024 and (ii) a $500,000 sign-on bonus paid to Mr. DeVivo when he commenced employment with us.
(5)	Amount reported consists of cell phone reimbursements.
(6)	Amount reported represents $910 of cell phone reimbursements and $6,900 of 401(k) plan employer match contributions.
(7)
Reflects (i) a $336,000 cash bonus earned in 2023 and paid in 2024 and (ii) a prorated portion of an additional discretionary bonus paid to Ms. Getz in 2023 in connection with her services to the Office of the Chief Executive Officer in 2022 and 2023, of which $38,710 is attributable to services performed in 2023 and $21,290 is attributable to services performed in 2022.

(8)	Amount reported represents $910 of cell phone reimbursements and $6,600 of 401(k) plan employer match contributions.
(9)	Mr. Cashman commenced employment with us on September 3, 2024.
(10)	Reflects a $150,000 sign-on bonus paid to Mr. Cashman when he commenced employment with us.
Narrative to 2024 Summary Compensation Table
Elements of Compensation
Base Salary
Base salaries are a fixed amount paid to each executive for performing his or her normal duties and responsibilities. We determine the amount based on the executive’s overall performance, level of responsibility, and comparison to market data. Based on these criteria, our NEOs had the following annual base salaries for 2024:

2025 Proxy Statement	24

Name	2024 Base Salary
Joseph DeVivo	$875,000
Heather Getz	$600,000
Steve Cashman(1)	$159,519

(1)	Mr. Cashman commenced employment with the Company on September 3, 2024. The amount provided reflects Mr. Cashman’s initial annual base salary of $525,000 prorated based on his commencement date.
Effective January 1, 2025, our board of directors, upon recommendation of the compensation committee, approved salary increases for Mr. DeVivo to $901,000, Ms. Getz to $618,000, and Mr. Cashman to $530,250.
Annual Bonus Plan
Our annual bonus plan for 2024 was a cash program that rewards employees for achieving critical business and financial goals that are key indicators of ongoing operational performance and support our ongoing business strategy. The compensation committee reviews our target annual bonus opportunities each year to ensure they are competitive. The target annual incentive opportunity as a percent of annual base salary for each of our NEOs in 2024 was as follows:

Name	2024 Target Bonus (% of Base Salary)	2024 Target Bonus ($)
Joseph DeVivo	125%	$1,093,750
Heather Getz	70%	$420,000
Steven Cashman(1)	70%	$122,500

(1)	Mr. Cashman commenced employment with the Company on September 3, 2024, so his 2024 target bonus was prorated based on his commencement date.
The compensation committee undertook a rigorous and holistic review of performance when determining its recommendation as to final bonus payouts for the NEOs. The goals included the Company’s 2024 revenue achievement compared to internal targets, the Company’s adjusted EBITDA, and execution against various operational goals, such as the successful global launch of the Butterfly iQ3 and the initiation of two Butterfly Home Care agreements.
In early 2024, the Company established the 2024 annual bonus plan based on pre-determined goals set by the compensation committee. The plan was tied to a mix of 80% financial metrics (60% Revenue and 20% EBITDA) and 20% operational metrics based on milestone achievements. Specific goals and actual performance coupled with achievement results are outlined below,

Annual Bonus Plan Goals	Weight		Actual Performance	Weighted Payout
Financial Goals:
Revenue	60%		$82 million	75%
EBITDA	20%		$(38) million	30%
Milestone Achievement
Regulatory	5%	See Below for Description of Milestone Goals	Not Achieved	0%
Butterfly Garden	5%		Not Achieved	0%
Services/Home	5%		Achieved	10%
Product	5%		Achieved	10%
			TOTAL	125%

Milestone goals for 2024 were as follows: Regulatory and Butterfly Garden were tied to specialty 510k submissions, Services/Home was tied to initiating two of the following: Institutional Review Board (“IRB”) in with home/payor partners or Contract/At Risk Hospital Partner, and Product was tied to the successful launch of iQ3 and the launch of iQ+ Bladder in the U.S. The Financial Goals included a minimum threshold of 50% achievement for any payout and a payout increase for up to 150% achievement.

2025 Proxy Statement	25

Based on the review process outlined above, the compensation committee recommended, and our board of directors determined, to award each of our NEOs 125% of their annual target bonuses adjusted for personal goals in the case of Ms. Getz and Mr. Cashman, as set forth in the following table.

Name	Target Bonus Opportunity	Annual Cash Incentive Earned	% of Target
Joseph DeVivo	125%	$1,367,000	125%
Heather Getz	70%	$551,000	130%
Steven Cashman(1)	70%	$161,000	130%

(1)	Mr. Cashman commenced employment with the Company on September 3, 2024, so his bonus payment was prorated based on his commencement date.
Other Bonuses
In addition to his 2024 annual bonus, and pursuant to the Cashman Offer Letter (as defined below), Mr. Cashman received a one-time sign-on bonus in the amount of $150,000, which is recoverable in full by the Company in the event that Mr. Cashman voluntarily terminates his employment prior to September 3, 2025 (the “Cashman Sign-On Bonus”).
Equity Incentive Program
Our 2024 Long-term incentive program consisted of RSUs and performance stock units (“PSUs”):

Award Type	Description / Objective
RSUs	• Vest over a three-year period from the grant date
• Realized value linked to share price while maintaining retentive glue during times of volatility
Performance Stock Units	• Awarded to certain executives to further incentivize performance

Policies and Practices Related to the Grant of Equity Awards Close in Time to the Release of Material Nonpublic Information
Since mid-2022, we have exclusively granted RSUs and PSUs under our equity incentive program. Accordingly, we do not have a formal policy related to the timing of option awards in relation to the release of material nonpublic information. The compensation committee and our board of directors do not take material nonpublic information into account when determining the timing or terms of awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Employment Agreements and Severance Benefits
We have entered into employment agreements or offer letters with each of our executive officers, including our NEOs, which set forth their basic terms of at-will employment and establish the individual’s initial base salary, eligibility to participate in the annual bonus plan and receive equity awards, and eligibility to participate in standard employee benefits. Furthermore, some of these agreements or offer letters also provide for certain benefits under qualifying terminations. Each of these agreements are described below.
Joseph DeVivo
We entered into an employment agreement with Mr. DeVivo, as our President and Chief Executive Officer, to begin employment on April 24, 2023, which was subsequently amended effective June 5, 2023 and further amended effective January 1, 2024 (such agreement, as amended, the “DeVivo Employment Agreement”). Pursuant to the DeVivo Employment Agreement, Mr. DeVivo is eligible to receive an annual discretionary bonus with a target of 125% of his base salary. Pursuant to the DeVivo Employment Agreement, Mr. DeVivo was granted (i) 2,400,000 RSUs (the “DeVivo RSUs”), with one-third of such RSUs vesting on the grant date and the remainder of such RSUs vesting on a pro rata annual basis over the next two years and (ii) 1,600,000 PSUs (the “DeVivo Performance RSUs” and collectively with the DeVivo RSUs, the “Initial Equity Grants”), with the DeVivo Performance RSUs vesting as follows: (i) one-third vested upon the achievement of a price for the Class A common

2025 Proxy Statement	26

stock equal to or exceeding $3.00 per share, (ii) one-third shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $4.50 per share and (iii) one-third shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $6.00 per share. In each case, the closing stock price for 20 consecutive trading days must equal or exceed the share price targets, and provided such share price is achieved prior to the fifth anniversary following the grant date of such DeVivo Performance RSU. Mr. DeVivo must continue to have a service relationship with the Company on the applicable vesting dates to vest in any shares in the Initial Equity Grants.
If Mr. DeVivo’s employment is terminated by the Company without cause or by Mr. DeVivo for good reason outside of the change of control period (as defined in the DeVivo Employment Agreement), subject to Mr. DeVivo’s execution of and non-revocation of a separation agreement, Mr. DeVivo will be entitled to receive: (i) a cash payment in an amount equal to one times the sum of (A) Mr. DeVivo’s then current base salary, plus (B) Mr. DeVivo’s target bonus for the then current year, plus (C) $100,000, to be paid in substantially equal installments for 12 months following such termination, (ii) subject to Mr. DeVivo’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Mr. DeVivo had he remained employed with us for up 12 months following such termination, and (iii) partial acceleration of vesting of any unvested time-based equity awards equal to the portion of the award that would have vested had Mr. DeVivo remained employed by the Company for the 12-month period following such termination. If Mr. DeVivo’s employment is terminated by the Company without cause or by Mr. DeVivo for good reason during the change of control period, subject to Mr. DeVivo’s execution of and non-revocation of a separation agreement, Mr. DeVivo will be entitled to receive: (i) a cash payment in an amount equal to two times the sum of (A) Mr. DeVivo’s then current base salary plus (B) Mr. DeVivo’s target bonus for the then current year plus (C) $100,000, to be paid in substantially equal installments for 24 months following such termination, (ii) subject to Mr. DeVivo’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Mr. DeVivo had he remained employed with us for up 18 months following such termination, and (iii) full acceleration of vesting of any unvested equity awards (other than performance-based awards, which will vest pursuant to the terms of the applicable award agreement).
The DeVivo Employment Agreement also requires Mr. DeVivo to enter into a non-competition, confidentiality and intellectual property agreement with the Company.
In addition, the DeVivo Employment Agreement includes a modified 280G cutback, which provides that to the extent Aggregate Payments (as defined in the DeVivo Employment Agreement) would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then the Aggregate Payments shall be reduced (but not below zero) so that the maximum amount of Aggregate Payments (after reduction) shall be one dollar less than the amount which would cause the Aggregate Payments to be subject to the excise tax imposed by Section 4999 of the Code, but only if such reduced amount would result in the participant receiving a net after tax amount that exceeds the net after tax amount the participant would receive if the Aggregate Payments were not subject to such reduction.
Heather Getz
We entered into an offer letter with Ms. Getz, as our Executive Vice President and Chief Financial Officer, to begin employment on May 2, 2022 (the “Getz Offer Letter”). Pursuant to the Getz Offer Letter, Ms. Getz receives an annual discretionary bonus with a target of 70% of her base salary and is eligible to participate in our long-term incentive program. The Getz Offer Letter also provided for an initial grant of stock options and RSUs, subject to approval from our board of directors, as well as eligibility to participate in our long-term incentive program. Ms. Getz received a lump-sum payment for reimbursement of relocation expenses. Ms. Getz is also eligible for our Executive Severance Plan (as described below).
Steven Cashman
We entered into an offer letter with Steven Cashman, as our Executive Vice President, Chief Business Officer on August 20, 2024 (the “Cashman Offer Letter”), pursuant to which Mr. Cashman commenced employment on September 3, 2024. Pursuant to the terms of the Cashman Offer Letter, Mr. Cashman received the Cashman Sign-On Bonus, as described under the heading captioned “Other Bonuses.” Mr. Cashman is also eligible to receive an annual discretionary bonus with a target of 70% of his base salary. Pursuant to the Cashman Offer Letter, Mr. Cashman was also granted 1,000,000 RSU’s, which will vest in equal increments on each anniversary of the grant date over a three-year period. Mr. Cashman also received 1,000,000 PSUs vesting as follows: (i) one-third vested upon the achievement of a price for the Class A common stock equal to or exceeding $2.00 per share, (ii) one-third vested upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $3.00 per share and (iii) one-third shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $4.00 per share. Mr. Cashman is also eligible to participate in our long-term incentive program and he is eligible for our Executive Severance Plan (as described below).

2025 Proxy Statement	27

Jonathan M. Rothberg, Ph.D.
Dr. Rothberg served as our Interim Chief Executive Officer from December 31, 2022 to April 24, 2023. Dr. Rothberg received no additional compensation for his role as our Interim President and Chief Executive Officer. Following April 24, 2023, Dr. Rothberg continued to serve as a director of our Board.
Executive Severance Plan
Our Executive Severance Plan (as defined below) ensures alignment with market data and the benefits offered by the companies in our peer group, and helps to attract, retain and motivate superior executive talent. The Executive Severance Plan provides for continued payment of base salary times a multiplier determined based on the NEO’s title or role with us if he or she is terminated by us without cause or resigns for good reason. In addition, all outstanding unvested equity awards held by an NEO who is a participant in the Executive Severance Plan will become fully vested upon termination without cause or for good reason within 12 months following a change of control. We have not provided any excise tax gross-ups to any of our NEOs in the event of a change of control.
In addition, as a condition of their employment, each of our NEOs has entered into a confidentiality agreement obligating the officer to refrain from disclosing any of our proprietary information received during the course of employment.
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2024, including both awards subject to performance conditions and non-performance-based awards, held by each of the NEOs.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Joseph DeVivo, President and Chief Executive Officer	4/24/2023(3)	—	—	—	—	800,000	2,496,000	—	—
	4/24/2023(4)	—	—	—	—	—	—	1,066,667	3,328,001
	3/6/24(5)	—	—	—	—	1,930,147	6,022,059	—	—
	3/6/24(6)	—	—	—	—	965,074	3,011,031	—	—
Heather Getz, Chief Financial & Operations Officer	5/2/2022(7)	203,382	111,533	3.58	5/1/2032	—	—	—	—
	5/2/2022(8)	—	—	—	—	314,245	980,444	—	—
	3/1/2023(9)	—	—	—	—	400,000	1,248,000	—	—
	7/13/2023(4)	—	—	—	—	—	—	133,334	416,002
	3/6/24(5)	—	—	—	—	882,353	2,752,941	—	—
	3/6/24(6)	—	—	—	—	441,176	1,376,469	—	—
Steven Cashman, Chief Business Officer	9/3/24(10)	—	—	—	—	1,000,000	3,120,000	—	—
	9/3/24(11)	—	—	—	—	—	—	333,334	1,040,002

(1)
All option awards generally have a ten-year term from the grant date. Pursuant to our current equity plan and the outstanding option awards, upon separation from the Company, unexercised options expire 3 months after the employee’s departure date.

(2)	The market value of the stock awards is based on the closing price of our Class A common stock of $3.12 per share on December 31, 2024.
(3)
The shares underlying this RSU vested as to 33% of the award on April 24, 2023, with the remainder of the award vesting in 2 equal annual installments thereafter, subject to Mr. DeVivo’s continued service through the applicable vesting dates.

(4)
This RSU award vests based on market conditions and a service condition. 33% of the shares underlying these RSUs vested upon the achievement of a price for the Class A common stock equal to or exceeding $3.00 per share, 33% shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $4.50 per share, and 33% shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $6.00 per share. In each case, the closing stock price for 20 consecutive trading days must equal or exceed the share price targets, and provided such share price is achieved prior to the fifth anniversary following the grant date. The executive officer must continue to have a service relationship with the Company on the applicable vesting dates to vest in any portion of their RSU award.

2025 Proxy Statement	28

(5)
The shares underlying this RSU vested as to 33% of the award on March 1, 2025, with the remainder of the award vesting in 2 equal annual installments thereafter, subject to the executive’s continued service through the applicable vesting dates.

(6)
The shares underlying this RSU vested as to 50% of the award on March 1, 2025, with the remainder of the award vesting on March 1, 2026, subject to the executive’s continued service through the applicable vesting dates.

(7)
The shares underlying this option vested as to 25% of the award on May 2, 2023, with the remainder of the award vesting in 36 equal monthly installments thereafter, subject to Ms. Getz’s continued service through the applicable vesting dates.

(8)
The shares underlying this RSU vested as to 25% of the award on May 2, 2023, with the remainder of the award vesting in 3 equal annual installments thereafter, subject to Ms. Getz’s continued service through the applicable vesting dates.

(9)
The shares underlying this RSU vested as to 33% of the award on March 1, 2024, with the remainder of the award vesting in 2 equal annual installments thereafter, subject to Ms. Getz’s continued service through the applicable vesting dates.

(10)
The shares underlying this RSU vest as to 33% of the award on September 3, 2025, with the remainder of the award vesting in 2 equal annual installments thereafter, subject to Mr. Cashman’s continued service through the applicable vesting dates.

(11)
The shares underlying this RSU vest based on market conditions and a service condition. 33% of the shares underlying these RSUs vested upon the achievement of a price for the Class A common stock equal to or exceeding $2.00 per share, 33% vested upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $3.00 per share, and 33% shall vest upon the achievement of a price for the Company’s Class A common stock equal to or exceeding $4.00 per share. In each case, the closing stock price for 20 consecutive trading days must equal or exceed the share price targets, and provided such share price is achieved prior to the fifth anniversary following the grant date. Mr. Cashman must continue to have a service relationship with the Company on the applicable vesting dates to vest in any portion of his RSU award.

Additional Narrative Disclosure
401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our NEOs, with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Section 401(a) of the Code. We match 100% percent of employee contributions, up to 2% percent of each employee’s compensation (as defined in the plan).
Health and Welfare Benefits
All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us.
Other Benefits
Our NEOs (and some other employees) are also entitled to additional benefits, including reimbursement of certain housing and commuting expenses, including reimbursement relocation expenses.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plans.
Employee Stock Purchase Plan
Subject to certain restrictions outlined in the Company’s Employee Stock Purchase Plan (the “ESPP”), all employees and NEOs are eligible to participate in the Company’s ESPP. The ESPP allows participating employees to enroll in a two-year offering period split into four purchase periods. Each purchase period lasts six months and new offering periods begin twice a year on January 1 and July 1. Participating employees must confirm their elections for payroll deduction prior to the start of the offering period and the Company then deducts that portion from each of the employee’s paychecks during the offering period, using the funds to purchase shares of Class A common stock at a discounted rate at the conclusion of the offering period.
Executive Severance Plan
On May 3, 2021, the compensation committee of the board of directors adopted the Butterfly Network, Inc. Executive Severance Plan, which was subsequently amended on November 10, 2021 (the “Executive Severance Plan”). Eligible

2025 Proxy Statement	29

participants in the Executive Severance Plan include our executive officers (other than our Chief Executive Officer and our Chief Strategy and Chief Business Development Officer) and executive officers reporting directly to our Chief Executive Officer having the title of senior vice president or executive vice president.
Under the Executive Severance Plan, if we terminate a participant’s employment without cause (as defined in the Executive Severance Plan) or a participant resigns for good reason (as defined in the Executive Severance Plan) at any time other than during the 12 month period following a change in control (as such term is defined in the Executive Severance Plan) (the “Change in Control Period”), then the participant is eligible to receive the following benefits:
•
Severance payable in the form of salary continuation. The severance amount is equal to participant’s then-current base salary times a multiplier determined based on the participant’s title or role with us. The multiplier for Ms. Getz (executive vice president) and Mr. Cashman (executive vice president) is 1.0.

•	We will pay for company contribution for continuation coverage under COBRA, during the severance period.
Under the Executive Severance Plan, if we terminate a participant’s employment without cause or participant resigns for good reason, during the Change in Control Period, then the participant is eligible to receive the following benefits:
•
Severance payable in a single lump sum. The severance amount is equal to participant’s then-current base salary and then-current target annual bonus opportunity, times a change in control multiplier of 1.0.

•	We will pay for company contribution for continuation coverage under COBRA during the severance period.
•
Any outstanding unvested equity awards held by the participant under our then-current outstanding equity incentive plan(s) will become fully vested on the date the termination of such participant’s employment becomes effective.

A participant’s rights to any severance benefits under the Executive Severance Plan are conditioned upon the participant executing and not revoking a valid separation and general release of claims agreement in a form provided by us.
The Executive Severance Plan also includes a modified 280G cutback, which provides that to the extent Total Payments (as defined in the Executive Severance Plan) would be subject to the excise tax imposed under Section 4999 of the Code, then the Total Payments shall be reduced (but not below zero) so that the maximum amount of Total Payments (after reduction) shall be one dollar less than the amount which would cause the Total Payments to be subject to the excise tax imposed by Section 4999 of the Code, but only if such reduced amount would result in the participant receiving a net after tax amount that exceeds the net after tax amount the participant would receive if the Total Payments were not reduced and were instead subject to the excise tax imposed by Section 4999 of the Code.
The term “change in control” under the Executive Severance Plan means:
(i)
any person or group of persons (other than us or our affiliates) becomes the owner, directly or indirectly, of our securities representing more than 50% of the combined voting power of our then outstanding voting securities (the “Outstanding Company Voting Securities”) (but excluding any bona fide financing event in which securities are acquired directly from us); or

(ii)
the consummation of a merger or consolidation of us with any other corporation, other than a merger or consolidation (i) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if we or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, or (ii) immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity surviving such merger or consolidation or, if we or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iii)
the sale or disposition by us of all or substantially all of our assets, other than (i) a sale or disposition by us of all or substantially all of our assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned directly or indirectly by our stockholders following the completion of such transaction in substantially the same proportions as their ownership of us immediately prior to such sale or (ii) a sale or disposition of all or substantially all of our assets immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof;

(iv)
provided that with respect to Sections (i), (ii) and (iii) above, a transaction or series of integrated transactions will not be deemed a Change in Control (A) unless the transaction qualifies as a change in control within the meaning of Section 409A of the Code, or (B) if following the conclusion of the transaction or series of integrated transactions, the holders of our Class B common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate voting power in an entity which owns all or substantially all of our assets immediately following such transaction or series of transactions.

2025 Proxy Statement	30

Policy for Recoupment of Incentive Compensation (Clawback Policy)
Effective October 2, 2023, we adopted a policy for the recoupment of incentive compensation (the “Clawback Policy”) in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable New York Stock Exchange listing standards (the “final clawback rules”), which covers our current and former executive officers, including all of our NEOs. Under the Clawback Policy, in the event that we are required to prepare a restatement of our previously issued financial statements due to our material noncompliance with any financial reporting requirement under securities laws, we are required to recover (subject to certain limited exceptions described in the Clawback Policy and permitted under the final clawback rules) any cash or equity incentive-based compensation received by any current or former executive officer after the effective date of the Clawback Policy and in the three years prior to the date we are required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

2025 Proxy Statement	31

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO and the other NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance measures.
The following table shows the total compensation for our NEOs for the past three fiscal years as set forth in the Summary Compensation Table, the compensation actually paid (“CAP”) to our first PEO (Joseph DeVivo, Chief Executive Officer from 4/24/2023 to the present), our second PEO (Jonathan Rothberg, Interim Chief Executive Officer from 12/31/2022 to 4/24/2023), third PEO (Todd Fruchterman, Chief Executive Officer from 2/1/2021 to 12/30/2022), and, on an average basis, our other NEOs (in each case, as determined under SEC rules), our total shareholder return (“TSR”) and our net income.

Fiscal Year (a)(1)	SCT Total For PEO1 (b)(2)	CAP For PEO1 (c)(3)	SCT Total For PEO2 (b)(2)	CAP For PEO2 (c)(3)	SCT Total For PEO3 (b)(2)	CAP For PEO3 (c)(3)	Average SCT Total for non-PEO NEOs (d)(4)	Average CAP For non-PEO NEOs (e)(3)	Value of Initial Fixed $100 Investment Based on TSR (f)(5)	Net Income ($M) (h)(6)
2024	$5,492,289	$16,274,997	—	—	—	—	$2,664,314	$7,129,198	$46.64	($72.5)
2023	$10,808,618	$6,531,285	$217,351	$127,089	—	—	$2,779,468	$1,254,662	$16.14	($133.7)
2022	—	—	$217,498	($1,412,374)	$6,640,611	($2,988,104)	$3,340,627	$2,187,065	$36.77	($168.7)

(1)
For 2024, Mr. DeVivo (“PEO1”) served as our only CEO and Ms. Getz and Mr. Cashman as our Other Non-PEO NEO’s. For 2023, Mr. DeVivo and Dr. Rothberg (“PEO2”) each served as our PEO during part of the year, and Ms. Getz and Mr. Stoica as our Other Non-PEO NEOs. For 2022, Dr. Rothberg and Dr. Fruchterman (“PEO3”) each served as our PEO during part of the year, and Ms. Getz and Mr. Stoica as our Other Non-PEO NEOs.

(2)	The dollar amounts reported in column (b) are the amounts of total compensation reported for our PEOs for each corresponding year in the “Total” column of the Summary Compensation Table.
(3)
The dollar amounts reported in columns (c) and (e) represent the amount of CAP as computed in accordance with SEC rules. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. We do not have a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends as dividends are factored into the fair value of the award. The following table details these adjustments:

Fiscal Year	Executives	SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Prior Awards (ii)	Change in Value of Prior Awards Vested (iii)	Value of New Awards Vested (iv)	Changes in Value of Canceled Awards (v)	TOTAL Equity CAP (c)=(i)+(ii) +(iii)+ (iv)+(v)	CAP (d)=(a)- (b)+(c)
2024	PEO1	$5,492,289	($3,242,648)	$9,033,090	$3,861,334	$1,130,932	—	—	$14,025,356	$16,274,997
	Non-PEO NEOs	$2,664,314	($1,849,510)	$4,121,373	$952,100	$105,922	$1,134,999	—	$6,314,393	$7,129,198
2023	PEO1	$10,808,618	($9,117,333)	$2,912,000	—	—	$1,928,000	—	$4,840,000	$6,531,285
	PEO2	$217,351	($149,999)	$71,052	($6,054)	($5,262)	—	—	$59,737	$127,089
	PEO3	—	—	—	—	—	—	—	—	—
	Non-PEO NEOs	$2,779,468	($1,968,000)	$797,917	($523,556)	($104,291)	$273,125	—	$443,194	$1,254,662
2022	PEO1	—	—	—	—	—	—	—	—	—
	PEO2	$217,498	($149,998)	$118,648	($37,106)	($1,561,416)	—	—	($1,479,874)	($1,412,374)
	PEO3	$6,640,611	($3,645,155)	—	—	($4,873,998)	—	($1,109,562)	($5,983,560)	($2,988,104)
	Non-PEO NEOs	$3,340,627	($2,356,798)	$1,446,322	($189,039)	($54,046)	—	—	$1,203,236	$2,187,065

(a)	The dollar amounts reported in the Summary Compensation Table for the applicable year.
(b)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(c)	The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:
(i)	The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the applicable year.
(ii)
The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(iii)	For awards granted in prior years that vest in the applicable year, the change in the fair value as of the vesting date from the end of the prior fiscal year.
(iv)	For awards granted in the applicable year that vest in the applicable year, the fair value as of the vesting date.
(v)	For awards that fail to meet the applicable vesting conditions in the applicable year, the fair value of awards at the end of the prior fiscal year.
The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant.

2025 Proxy Statement	32

(4)
The dollar amounts reported in column (d) are the average amounts of total compensation reported for the other Non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table.

(5)	TSR determined in column (f) is based on the value of an initial fixed investment of $100 in our Class A common stock on December 31, 2021.
(6)
The amounts in this column reflect net income as reported in the company’s Consolidated Statements of Operations and Comprehensive Loss in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Relationship Between CAP and Performance Measures
The following graphs illustrate the alignment between compensation actually paid to the NEOs and the Company’s performance, consistent with our compensation philosophy.

Butterfly Network, Inc. CAP vs TSR
Compensation Actually Paid ($M)
$20.00
$15.00
$10.00
$5.00
$0.00
($5.00)
Value of $100 Investment from 12/31/2021
$50.00
$40.00
$30.00
$20.00
$10.00
($2.99)
($1.41)
$2.19
$0.13
$6.53
$1.25
$16.27
$7.13
FY 2022
FY 2023
FY 2024
PEO CAP ($M) - FRUCHTERMAN, TODD
PEO CAP ($M) - ROTHBERG, JONATHAN
PEO CAP ($M) - DEVIVO, JOSEPH
Avg NEO CAP ($M)
BFLY TSR

Butterfly Network, Inc. CAP vs Net Income
$20.00
$15.00
$10.00
$5.00
$0.00
($5.00)
Compensation Actually Paid ($M)
$30.0
$(20.0)
$(70.0)
$(120.0)
$(170.0)
Net Income ($M)
($2.99)
($1.41)
$2.19
$0.13
$6.53
$1.25
$16.27
$7.13
FY 2022
FY 2023
FY 2024
PEO CAP ($M) - FRUCHTERMAN, TODD
PEO CAP ($M) - ROTHBERG, JONATHAN
PEO CAP ($M) - DEVIVO, JOSEPH
Avg NEO CAP ($M)
NET INCOME

2025 Proxy Statement	33

Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2024 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors. For information regarding Mr. DeVivo’s 2024 compensation, see the “Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Dawn Carfora	75,000	149,999	—	—	224,999
Elazer Edelman, M.D., Ph.D.	68,597(3)	149,999	—	—	218,596
S. Louise Phanstiel	77,500	149,999	—	—	227,499
Larry Robbins	72,500	149,999	—	—	222,499
Jonathan M. Rothberg, Ph.D.	58,903(4)	149,999	—	—	208,902
Erica Schwartz, M.D., J.D., M.P.H.	67,500	149,999	—	—	217,499

(1)
These amounts represent the aggregate grant date fair value of stock awards granted to each director in 2024 computed in accordance with Topic 718. Such grant date fair values do not take into account any estimated forfeitures. Details as to the assumptions used to calculate the fair value of the stock awards are included in Note 11 “Stock-Based Compensation” to our consolidated audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the directors.

(2)
The following table shows outstanding and unexercised options and unvested RSUs for each non-employee director as of December 31, 2024. All of the outstanding and unexercised options shown below are fully vested.

Name	Total Options Outstanding	Unvested RSUs
Dawn Carfora	21,645	157,894
Elazer Edelman, M.D., Ph.D.	21,645	157,894
S. Louise Phanstiel	21,645	157,894
Larry Robbins	21,645	157,894
Jonathan M. Rothberg, Ph.D.	21,645	157,894
Erica Schwartz, M.D., J.D., M.P.H.	—	157,894

(3)	Dr. Edelman’s fees are partially prorated as a result of his appointment to the nominating and corporate governance committee in April 2024.
(4)	Dr. Rothberg’s fees are partially prorated as a result of his resignation from the nominating and corporate governance committee in April 2024.
The following table shows the grant date fair value calculated in accordance with Topic 718 for equity awards granted to each non-employee director during the fiscal year ended December 31, 2024.

Name	RSUs Granted (#)	Options Granted (#)	Grant Date	Grant Date Fair Value ($)
Dawn Carfora	157,894	—	6/10/2024	149,999
Elazer Edelman, M.D., Ph.D.	157,894	—	6/10/2024	149,999
S. Louise Phanstiel	157,894	—	6/10/2024	149,999
Larry Robbins	157,894	—	6/10/2024	149,999
Jonathan M. Rothberg, Ph.D.	157,894	—	6/10/2024	149,999
Erica Schwartz, M.D., J.D., M.P.H.	157,894	—	6/10/2024	149,999

2025 Proxy Statement	34

Director Compensation Policy
Pursuant to our non-employee director compensation policy, the annual retainer for non-employee directors is $50,000. Annual retainers for committee membership and other roles are as follows:

Position	Retainer
Audit committee chairperson	$20,000
Audit committee member	$10,000
Compensation committee chairperson	$15,000
Compensation committee member	$7,500
Nominating and corporate governance committee chairperson	$10,000
Nominating and corporate governance committee member	$5,000
Technology committee chairperson	$15,000
Technology committee member	$7,500
Lead independent director(1)	$40,000

(1)	Effective April 2025.
These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our board of directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.
In addition, we grant to new non-employee directors upon their initial election to our board of directors a number of RSUs, (each RSU relating to one share of our Class A common stock), having an aggregate fair market value equal to $300,000, determined by dividing (A) $300,000 by (B) the closing price of our Class A common stock on the NYSE on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the board of directors. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.
Further, in connection with each of our annual meetings of stockholders, each non-employee director automatically receives an option to purchase shares of our Class A common stock or RSUs having an aggregate grant date fair value of $185,000 (increased from $150,000 effective April 2025), valued according to Topic 718 (rounded down to the nearest whole share), each year on the first business day after our annual meeting of stockholders (or the first business day of the third fiscal quarter of such year if there has been no annual meeting of stockholders held by such date). Options have a term of 10 years from the grant date of the award. The award vests at the end of the period beginning on the date of each regular annual meeting of stockholders (or the first business day of the third fiscal quarter, as applicable) and ending on the date of the next regular annual meeting of stockholders, subject to the non-employee director’s continued service as a director through the applicable vesting dates.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission. These directors, executive officers and ten-percent stockholders are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by us, and on written representations from certain reporting persons, we believe that during fiscal year 2024 our directors, executive officers and ten-percent stockholders complied with all applicable Section 16(a) filing requirements, except that a Form 4 filing solely with respect to individual annual equity awards granted to each of Joseph DeVivo, Heather Getz, and Andrei Stoica on March 1, 2024 by Butterfly were not timely filed.

2025 Proxy Statement	35

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2024.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	27,812,614(2)	$5.88(3)	20,717,467(4)
Equity compensation plans not approved by security holders(5)	—	—	—
Total	27,812,614	$5.88	20,717,467(6)(7)

(1)
These plans consist of our 2012 Employee, Director and Consultant Equity Incentive Plan, (the “2012 Plan”), our Amended and Restated 2020 Equity Incentive Plan, as amended, (the “2020 Plan”), and our ESPP.

(2)
Consists of (i) 4,766,364 shares to be issued upon exercise of outstanding options and vesting of outstanding RSUs under the 2012 Plan and (ii) 23,046,250 shares to be issued upon exercise of outstanding options and vesting of outstanding RSUs under the 2020 Plan. This excludes shares to be issued under the ESPP because the number of shares to be issued on future purchase dates is not determinable as the closing stock price on those future purchase dates is an input to the calculation of shares to be issued.

(3)
Consists of the weighted-average exercise price of the 6,562,384 stock options outstanding on December 31, 2024 and does not include RSUs, which do not have an exercise price, or shares authorized for issuance under the ESPP.

(4)
Consists of (i) 17,188,902 shares that remained available for future issuance under the 2020 Plan as of December 31, 2024 and (ii) 3,528,565 shares that remained available for future issuance under the ESPP as of December 31, 2024 . No shares remained available for future issuance under the 2012 Plan as of December 31, 2024.

(5)	We do not have any compensation plans that were not approved by stockholders nor have we granted any inducement awards.
(6)
The 2020 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2020 Plan to be added on the first day of each fiscal year, beginning in fiscal year 2021 and ending on the second day of fiscal year 2030. The evergreen provision provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 4% of the number of outstanding shares of common stock on such date and (ii) an amount determined by the plan administrator.

(7)
The ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the ESPP to be added on the first day of each fiscal year, beginning in fiscal year 2025 and ending on the second day of fiscal year 2033. The evergreen provision provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 2,076,487 shares, which is 1% of the number of outstanding shares of common stock on December 31, 2023 and (ii) an amount determined by the plan administrator.

2025 Proxy Statement	36

REPORT OF AUDIT COMMITTEE
The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of the NYSE, has furnished the following report:
The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.butterflynetwork.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2024, the audit committee took the following actions:
•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•	Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Auditing Standard No. 1301 - Communications with audit committees; and
•
Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the audit committee and the audit committee further discussed with Deloitte & Touche LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Members of the Butterfly Network, Inc. Audit Committee

S. Louise Phanstiel (Chairperson)
Dawn Carfora
Larry Robbins

April 30, 2025

2025 Proxy Statement	37

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Other than the compensation agreements and other arrangements described under “Executive and Director Compensation” in this proxy statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at year end for the last two completed fiscal years) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
As used in this section, “Legacy Butterfly” refers to Butterfly Network, Inc. and its direct and indirect subsidiaries, individually and collectively, prior to the closing of the Business Combination.
Legacy Butterfly
Technology and Services Exchange Agreement
Legacy Butterfly has entered into a Technology and Services Exchange Agreement (the “TSEA”) by and among Legacy Butterfly and other participant companies controlled by the Rothbergs, consisting of AI Therapeutics, Inc., Quantum-Si Incorporated, Hyperfine Operations, Inc. (f/k/a Hyperfine, Inc.), 4Bionics LLC, Tesseract Health, Inc., Liminal Sciences, Inc. and Detect, Inc. (f/k/a Homodeus Inc.). The TSEA, signed in November 2020, became effective upon the closing of the Business Combination on February 12, 2021. Under the TSEA, we and the other participant companies may, in our discretion, permit the use of certain non-core technologies, which include any technologies, information or equipment owned or otherwise controlled by the participant company that are not specifically related to the core business area of the participant, such as software, hardware, electronics, fabrication and supplier information, vendor lists and contractor lists, by other participant companies. The TSEA provides that ownership of each non-core technology shared by us or another participant company will remain with the company that originally shared the non-core technology. In addition, any participant company (including us) may, in its discretion, permit its personnel to be engaged by another participant company to perform professional, technical or consulting services for such participant. Unless otherwise agreed to by us and the other participant company, all rights, title and interest in and to any inventions, works-of-authorship, idea, data or know-how invented, made, created or developed by the personnel (employees, contractors or consultants) in the course of conducting services for a participant company (“Created IP”) will be owned by the participant company for which the work was performed, and the recipient participant company grants to the party that had its personnel provide the services that resulted in the creation of the Created IP a royalty-free, perpetual, limited, worldwide, non-exclusive, sub-licensable (and with respect to software, sub-licensable in object code only) license to utilize the Created IP only in the core business field of the originating participant company, including a license to create and use derivative works based on the Created IP in the originating participant’s core business field, subject to any agreed upon restrictions.

2025 Proxy Statement	38

Agreements with Butterfly Stockholders
Investors’ Rights, Voting and Right of First Refusal Agreements
In connection with Legacy Butterfly’s Series D preferred stock financing, Legacy Butterfly entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with holders of Legacy Butterfly’s preferred stock and certain holders of its common stock.
Amended and Restated Registration Rights Agreement
At the closing of the Business Combination, we, Longview Investors LLC (the “Sponsor”), certain affiliates of the Sponsor, and certain stockholders of Legacy Butterfly entered into the Amended and Restated Registration Rights Agreement, pursuant to which, among other things, such stockholders of Legacy Butterfly were granted certain registration rights with respect to their respective shares of our common stock, in each case, on the terms and subject to the conditions therein.
Advisory Agreement with Jonathan M. Rothberg, Ph.D.
In connection with the consummation of the Business Combination, we entered into an Advisory Agreement (the “Advisory Agreement”) with Dr. Rothberg, the founder of Legacy Butterfly, former Interim Chief Executive Officer and member of our board of directors, effective as of the Closing, pursuant to which Dr. Rothberg advises our Chief Executive Officer and the board of directors on strategic matters, and provides consulting, business development and similar services on matters relating to our current, future and potential scientific and strategic initiatives and such other consulting services reasonably requested from time to time. As compensation for Dr. Rothberg’s services under the Advisory Agreement, we pay Dr. Rothberg a consulting fee of $16,667 per month during the term of the Advisory Agreement. The term of the Advisory Agreement will continue until terminated by us or Dr. Rothberg. Either party may terminate the Advisory Agreement for any reason upon giving thirty days’ advance notice of such termination. In the event of such termination, our only obligation will be to pay Dr. Rothberg any earned but unpaid consulting fee as of the termination date.
Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements and our amended and restated bylaws require that we indemnify our directors and officers to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers. We also maintain a general liability insurance policy, which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
Procedures for Related Party Transactions
We have adopted a related person transaction procedure that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to us or any of our subsidiaries as an employee, consultant or director will not be considered related person transactions under this policy. A “Related Person” is:
•	any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year;
•	a person who is or was an Immediate Family Member (as defined below) of an executive officer, director, director nominee at any time since the beginning of the Company’s last fiscal year;
•	any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than 5% of any class of the Company’s voting securities (a “Significant Stockholder”); or
•	any person who, at the time of the occurrence or existence of the transaction, is an Immediate Family Member of a Significant Stockholder of the Company.
An “Immediate Family Member” of a person is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, or any other person sharing the household of such person, other than a tenant or employee.

2025 Proxy Statement	39

We have implemented policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee has the responsibility to review related party transactions.
Under the related person transaction policy, the related person in question or, in the case of transactions with a beneficial holder of more than 5% of the Company’s voting stock, an officer with knowledge of a proposed transaction, will be required to present information regarding the proposed related person transaction to the audit committee (or to another independent body of the board of directors) for review. To identify related person transactions in advance, we expect to rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our audit committee is expected to take into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the related person’s interest in the transaction;
•	the approximate dollar value of the amount involved in the transaction;
•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in the ordinary course of business of the Company;
•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to the Company of, the transaction; and
•
any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee will approve only those transactions that it determines are fair to the Company and in the Company’s best interests.

2025 Proxy Statement	40

Proposal 1: Election of Directors
On April 7, 2025, our board of directors nominated Joseph DeVivo, Jonathan M. Rothberg, Ph.D., Larry Robbins, Dawn Carfora, Elazer Edelman, M.D., Ph.D., S. Louise Phanstiel, and Erica Schwartz, M.D., J.D., M.P.H. for election at the annual meeting. If they are elected, they will serve on our board of directors until the 2026 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Joseph DeVivo, Jonathan M. Rothberg, Ph.D., Larry Robbins, Dawn Carfora, Elazer Edelman, M.D., Ph.D., S. Louise Phanstiel, and Erica Schwartz, M.D., J.D., M.P.H. as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast is required to elect each nominee as a director. Abstentions and broker non-votes will have no effect on the election of directors.
OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOSEPH DEVIVO, JONATHAN M. ROTHBERG, PH.D., LARRY ROBBINS, DAWN CARFORA, ELAZER EDELMAN, M.D., PH.D., S. LOUISE PHANSTIEL, AND ERICA SCHWARTZ, M.D., J.D., M.P.H. AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

2025 Proxy Statement	41

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The audit committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. Our board of directors proposes that the stockholders ratify this appointment. We expect that representatives of Deloitte will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Deloitte as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024, the audit committee reviewed auditor independence issues and existing commercial relationships with Deloitte and concluded that Deloitte has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.
The following table sets forth the fees billed to or incurred by our Company for professional services rendered by Deloitte, our independent registered public accounting firm, for the audit of our annual consolidated financial statements (including the consolidated financial statements of Legacy Butterfly) for the years ended December 31, 2024 and 2023, and fees billed for other services rendered by Deloitte during those periods:

Fees	2024	2023
Audit Fees(1)	$1,316,388	$1,072,167
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,316,388	$1,072,167

(1)
Audit Fees. Audit fees consisted of professional services rendered for the audit of our annual consolidated financial statements, review of our quarterly consolidated financial statements, consents, comfort letters, and services in connection with documents filed with the SEC.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.
4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

2025 Proxy Statement	42

Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Deloitte as our independent registered public accounting firm, the audit committee will reconsider its appointment.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

2025 Proxy Statement	43

Proposal 3: Non-Binding Advisory Vote on Approval of the Compensation of our Named Executive Officers, as Disclosed in this Proxy Statement
We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our NEOs as described in the Executive and Director Compensation section, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our compensation committee or our board of directors. However, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Our compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with our success and their contributions to that success. We require top talent with a wide range of skills, experience, and leadership qualities to lead the organization in support of our mission to democratize healthcare and to make medical imaging accessible to everyone around the world by using our proprietary technology. In order to attract and retain the talent required to fulfill our mission, accelerate growth, and promote stockholder value, the compensation committee’s goal is to implement an executive compensation program that is built upon strategic objectives.
Stockholders are urged to read the Executive and Director Compensation section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The compensation committee and our board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2025 annual meeting:
“RESOLVED, that the compensation paid to the NEOs of Butterfly Network, Inc., as disclosed in the proxy statement for the 2025 Annual Meeting of Stockholders pursuant to Section 14A of the Exchange Act, including the summary compensation table, the narrative disclosures that accompany the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”
At our 2022 annual meeting of stockholders, our stockholders voted in favor of holding future “say-on-pay” votes every year, as recommended by our board of directors. Accordingly, we expect that the next “say-on-pay” vote will occur at the 2026 annual meeting of stockholders.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve, on an advisory basis, this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

2025 Proxy Statement	44

OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2026 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act no later than December 31, 2025. However, if the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the anniversary date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 annual meeting of stockholders. SEC rules set forth standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the 2026 annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the 2025 annual meeting of stockholders, a stockholder’s notice must be so received no later than the close of business of the 90th day prior to the 2026 annual meeting of stockholders or the 10th day following the day on which notice of the date of the 2026 annual meeting of stockholders was first made, whichever first occurs. For stockholder proposals to be brought before the 2026 annual meeting of stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than close of business on February 12, 2026, and no later than close of business on March 14, 2026. All stockholder proposals should be marked for the attention of Corporate Secretary and sent to Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803 and via email to legal@butterflynetinc.com.
In addition to satisfying the foregoing requirements, to comply with Rule 14a-19 under the Exchange Act, the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our board of directors’ nominees must provide notice by April 13, 2026 to submit a notice of nomination at an annual meeting of stockholders. The deadline under Rule 14a-19(b) is a minimum notice requirement that does not override or supersede the earlier deadline in our amended and restated bylaws. A stockholder intending to solicit proxies in support of director nominees other than our nominees must satisfy the requirements of both our amended and restated bylaws and Rule 14a-19, which imposes conditions beyond those in our amended and restated bylaws. Rule 14a-19(b) requires that the stockholder’s notice to us must include the names of all nominees for whom the stockholder intends to solicit proxies and must include a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than our nominees. Such notice should be marked for the attention of Corporate Secretary at the address above.

2025 Proxy Statement	45

Butterfly™

BUTTERFLY NETWORK, INC.
1600 DISTRICT AVENUE
BURLINGTON, MA 01803

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received prior to June 12, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75165-P32333

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BUTTERFLY NETWORK, INC.

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR each of Proposals 2, and 3.

Nominees:	**For**	**Against**	**Abstain**
1a. Joseph DeVivo	☐	☐	☐
1b. Jonathan M. Rothberg, Ph.D.	☐	☐	☐
1c. Larry Robbins	☐	☐	☐
1d. Dawn Carfora	☐	☐	☐
1e. Elazer Edelman, M.D., Ph.D.	☐	☐	☐
1f. S. Louise Phanstiel	☐	☐	☐
1g. Erica Schwartz, M.D., J.D., M.P.H.	☐	☐	☐
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

	For	**Against**	**Abstain**
3. To approve by a non-binding advisory vote the compensation of the Company's named executive officers, as disclosed in the proxy statement.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, form of proxy and 2024 Annual Report are available at www.proxyvote.com.

V75166-P32333

Butterfly Network, Inc.
2025 Annual Meeting of Stockholders
June 12, 2025 11:00 a.m. Eastern Time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned appoints Joseph DeVivo and Heather C. Getz, and each of them (the "Proxies"), as Proxies of the undersigned, with the full power of substitution, and authorizes each of them to represent and vote, as designated on the reverse hereof, all of the shares of Class A common stock and Class B common stock of Butterfly Network, Inc., held of record by the undersigned at the close of business on April 21, 2025, at the Annual Meeting of Stockholders of Butterfly Network, Inc. to be held on June 12, 2025, via live audio webcast at www.virtualshareholdermeeting.com/BFLY2025, or at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED. IF DIRECTION IS NOT GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Continued and to be signed on reverse side